                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 27, 2007
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                                BNS Holding, Inc.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                   1-5881                      20-1953457
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(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)

      25 Enterprise Center, Suite 104, Middletown, Rhode Island        02842
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           (Address of principal executive offices)                 (zip code)

       Registrant's telephone number, including area code: (401) 848-6300
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   OTHER EVENTS

      On July 27, 2007, BNS Holding, Inc. (the "Company") issued a press release confirming that, among other things, the Company has elected to require banks, brokers or other nominee to aggregate any fractional shares within the
Depository Trust Company totals upon the consummation of the Company's proposed
200-for-1 reverse stock split immediately followed by a 1-for-200 forward stock split (the "Reverse/Forward Stock Split") scheduled to take effect on August 2,
2007. As a result, the Company need not provide for cash payout to any stockholders holding shares of Common Stock in street name (such as a bank, broker or other nominee). In addition, stockholders holding their shares in street name would retain the same number of shares they held immediately prior to the Reverse/Forward Stock Split.

Item 9.01   Financial Statements and Exhibits.

      99.1  Press Release of BNS Holding, Inc. dated July 27, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BNS HOLDING, INC.

Dated: July 27, 2007
                                          By: /s/ Kenneth Kermes
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                                                  Name:  Kenneth Kermes
                                                  Title: President and
                                                         Chief Executive Officer

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